UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2023

AURORA TECHNOLOGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center, Suite 1449 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 550-0458

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value, $0.0001 per share, one Redeemable Warrant to acquire one-half of one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	ATAKU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	ATAK	The Nasdaq Stock Market LLC
Redeemable Warrants, each two warrants exercisable for one Class A ordinary share at $11.50 per share	ATAKW	The Nasdaq Stock Market LLC
Rights, each 10 rights entitling the holder thereof to one Class A ordinary share	ATAKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On February 26, 2023 (the “Signing Date”), Aurora Technology Acquisition Corp., a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the Closing, as defined below) (“ATAK”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), among ATAK, Aurora Technology Merger Sub Corp., a Nevada corporation and a direct, wholly-owned subsidiary of ATAK (“Merger Sub”), and DIH Holding US, Inc., a Nevada corporation (“DIH”). ATAK and DIH are each individually referred to herein as a “Party” and, collectively, the “Parties.”

The Business Combination Agreement has been approved by the board of directors of each of ATAK and Merger Sub and DIH, respectively. The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.”

Following the time of the closing of the Business Combination (the “Closing,” and the date on which the Closing occurs, the “Closing Date”), the combined company will be organized as a Delaware corporation, in which substantially all of the assets and the business of the combined company will be held by DIH. The combined company’s business will continue to operate through DIH and its subsidiaries. In connection with the Closing, ATAK will change its name to “DIH Holding US, Inc.” (such company after the Closing, “New DIH”).

The Business Combination is expected to close in the third quarter of 2023, following the receipt of the required approval by ATAK’s and DIH’s shareholders and the fulfillment of other customary closing conditions.

The Domestication

ATAK will, subject to obtaining the required shareholder approvals and at least one day prior to the Closing Date, deregister as a Cayman Islands exempted company and transfer by way of continuation to and domesticate as a corporation incorporated under the laws of the State of Delaware (the “Domestication”).

In connection with the Domestication: (i) each of the then issued and outstanding Class B ordinary shares of ATAK, par value $0.0001 per share (each a “Cayman Class B Share”) will convert automatically, on a one-for-one basis, into a share of Class B common stock, par value $0.0001 per share, of ATAK (after the Domestication) (the “New DIH Class B Common Stock”); (ii) each of the then issued and outstanding Class A ordinary shares of ATAK, par value $0.0001 per share (each a “Cayman Class A Share”) will convert automatically, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of ATAK (after the Domestication) (the “New DIH Class A Common Stock”); (iii) each of the then issued and outstanding warrants, each two warrants representing the right to purchase one Cayman Class A Share will convert automatically into warrants to acquire shares of New DIH Class A Common Stock pursuant to the related warrant agreement (each warrant, a “New DIH Warrant”); (iv) each of the then issued and outstanding rights, each ten rights representing the right to receive one Class A Common Share will convert automatically into rights to receive shares of New DIH Class A Common Stock (each right, a “New DIH Right”); and (v) each of the then issued and outstanding units of ATAK will be canceled and each holder will be entitled to one share of New DIH Class A Common Stock, one New DIH Warrant and one New DIH Right.

Immediately prior to the Business Combination, each of the then issued and outstanding shares of New DIH Class B Common Stock will convert automatically, on a one-for-one basis, into a share of New DIH Class A Common Stock (the “Sponsor Share Conversion”).

Recapitalization

At the Effective Time (as defined in the Business Combination Agreement): (i) each share of DIH common stock issued and outstanding prior to the Effective Time will be canceled and converted into the right to receive a number of shares of New DIH Class A Common Stock equal to the Exchange Ratio (as defined in the Business Combination Agreement) and (ii) all shares of DIH common stock held in treasury will be canceled.

Consideration

Pursuant to the Business Combination Agreement, subject to the satisfaction or waiver of certain closing conditions set forth therein, at the Closing, ATAK will acquire all of the outstanding equity interests of DIH, and stockholders of DIH will receive $250,000,000 in aggregate consideration (the “Aggregate Base Consideration”) in the form of newly-issued shares of New DIH Class A Common Stock, calculated based on a price of $10.00 per share.

In addition to the Aggregate Base Consideration, DIH stockholders may be entitled to receive up to 6,000,000 additional shares of New DIH Class A Common Stock (the “Earnout Shares”), as additional consideration upon satisfaction of the following milestones, during the period beginning on the Closing Date and expiring on the fifth anniversary of the Closing Date (the “Earnout Period”): (i) 1,000,000 Earnout Shares if the VWAP (as defined in the Business Combination Agreement) of New DIH Class A Common Stock is equal to or exceeds $12.00 for any 20 Trading Days (as defined in the Business Combination Agreement) during the Earnout Period; (ii) 1,333,333 Earnout Shares if the VWAP of New DIH Class A Common Stock is equal to or exceeds $13.50 for any 20 Trading Days during the Earnout Period; (iii) 1,666,667 Earnout Shares if the VWAP of New DIH Class A Common Stock is equal to or exceeds $15.00 for any 20 Trading Days during the Earnout Period; and (v) 2,000,000 Earnout Shares if the VWAP of New DIH Class A Common Stock is equal to or exceeds $16.50 for any 20 Trading Days during the Earnout Period.

Representations and Warranties and Covenants

The parties to the Business Combination Agreement have made customary representations and warranties for transactions of this type. The representations and warranties made under the Business Combination Agreement will generally not survive the Closing. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of DIH and ATAK and their respective subsidiaries during the period between the execution of the Business Combination Agreement and the Closing, covenants with respect to making the filing under the Hart-Scott Rodino Antitrust Improvements Act of 1976 and covenants with respect to the preparation and filing of the Registration Statement on Form S-4 (“Registration Statement”), which will include the proxy statement/prospectus of ATAK. The covenants made under the Business Combination Agreement will not survive the Closing, unless by their terms they are to be performed in whole or in part after the Closing.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things: (i) approval by ATAK’s shareholders of the Business Combination Agreement, the Business Combination and certain other actions related thereto; (ii) approval by DIH’s stockholders of the Business Combination Agreement, the Business Combination and certain other actions related thereto; (iii) the expiration or termination of the waiting period (or any extension thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iv) the absence of any material adverse effect that is continuing with respect to DIH, between the date of the Merger Agreement and the date of the Closing; and (v) the shares of common stock of New DIH to be issued in connection with the Business Combination having been approved for listing by the Nasdaq Stock Market LLC subject only to official notice of issuance thereof.

Termination

The Business Combination Agreement may be terminated by ATAK or DIH under certain circumstances, including, among others, (i) by written consent of ATAK and DIH, (ii) by either ATAK or DIH if the Closing has not occurred before March 31, 2024, and (iii) by ATAK or DIH if either has not obtained the required approval of its respective stockholders.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about ATAK, DIH or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in ATAK’s public disclosures.

Support Agreements

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor and certain members and affiliates of the Sponsor (the “Sponsor Parties”) entered into a Sponsor Support Agreement with ATAK and DIH (the “Sponsor Agreement”), pursuant to which the Sponsor Parties agreed, among other things, to vote all shares of ATAK common stock beneficially owned by the Sponsor Parties in favor of each of the proposals at a meeting of the stockholders of ATAK (the “ATAK Meeting”) related to the Business Combination, and against any proposal that would impede the Business Combination. The Sponsor Agreement also provides that the Sponsor Parties will not redeem any shares of ATAK common stock. The Sponsor Parties also agreed not to transfer any shares of ATAK common stock held by them during the period beginning on the date of the Sponsor Agreement and ending at the Effective Time (as defined in the Business Combination Agreement).

DIH Stockholder Support Agreement

In connection with the execution of the Business Combination Agreement, DIH and certain stockholders and affiliates of DIH (the “DIH Parties”) entered into a Stockholder Support Agreement with ATAK and the Sponsor (the “DIH Agreement” and together with the Sponsor Agreement, the “Support Agreements”), pursuant to which the DIH Parties agreed, among other things, to vote all shares of DIH common stock beneficially owned by the DIH Parties in favor of each of the proposals at a meeting of the stockholders of DIH (the “DIH Meeting”) related to the Business Combination, and against any proposal that would impede the Business Combination. The DIH Parties also agreed not to transfer any shares of DIH common stock held by them during the period beginning on the date of the DIH Agreement and ending at the Effective Time (as defined in the Business Combination Agreement).

The foregoing descriptions of the Support Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the forms of Sponsor Agreement and DIH Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Amended and Restated Registration Rights Agreement and Lock-Up Agreement

At the Closing, New DIH, the Sponsor, certain investors and other holders of DIH capital stock (the “DIH Holders” and together with the Sponsor and the investors, the “Holders”) will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”). Pursuant to the terms of the Amended and Restated Registration Rights Agreement, New DIH will be obligated to file a registration statement to register the resale of certain securities of New DIH held by the Holders. The Amended and Restated Registration Rights Agreement also provides the Holders with certain “demand” and “piggy-back” registration rights, subject to certain requirements and customary conditions. In addition, the Amended and Restated Registration Rights Agreement provides that each Holder shall not transfer any securities subject to the Amended and Restated Registration Rights Agreement until one year from the date of the Amended and Restated Registration Rights Agreement, subject to certain customary exceptions, or the date on which ATAK completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the ATAK stockholders having the right to exchange their shares of common stock for cash, securities or other property.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Form of Amended and Restated Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto, respectively, and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of securities pursuant to the Business Combination Agreement is incorporated by reference in this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2023, ATAK and DIH issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.l and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the Business Combination, ATAK intends to file with the SEC and Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. ATAK will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that ATAK will send to its stockholders in connection with the Business Combination. Investors and security holders of ATAK are advised to read, when available, the proxy statement/prospectus in connection with ATAK’s solicitation of proxies for its meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of ATAK as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website www.sec.gov or by directing a request to: info@auroraspac.com.

Participants in the Solicitation

ATAK, DIH and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ATAK’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ATAK’s directors and officers in ATAK’s filings with the SEC including the Registration Statement to be filed with the SEC by ATAK, which will include the proxy statement of ATAK for the Business Combination, and such information and names of DIH’s directors and executive officers will also be in the Registration Statement filed with the SEC by ATAK, which will include the proxy statement of ATAK for the Business Combination.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,”

“intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between ATAK and DIH, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of ATAK’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ATAK and DIH. These statements are subject to a number of risks and uncertainties regarding ATAK’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of ATAK and DIH for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of ATAK and DIH; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by ATAK’s stockholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in ATAK’s final prospectus relating to its initial public offering, dated February 7, 2022, and filed with the SEC on February 7, 2022, in ATAK’s Quarterly Report on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022, filed with the SEC on May 24, 2022, August 15, 2022 and November 14, 2022, respectively, and other filings with the SEC that ATAK makes from time to time. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ATAK presently does not know or that ATAK currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide ATAK’s expectations, plans or forecasts of future events and views as of the date of this communication. ATAK anticipates that subsequent events and developments will cause ATAK’s assessments to change. However, while ATAK may elect to update these forward-looking statements at some point in the future, ATAK specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing ATAK’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report, except Exhibit 99.1 hereto, which shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Description

2.1 †	Business Combination Agreement, dated as of February 26, 2023, by and among Aurora Technology Acquisition Corp., Aurora Technology Merger Sub Corp., and DIH Holding US, Inc.

10.1	Sponsor Support Agreement, dated February 26, 2023, by and among Aurora Technology Acquisition Corp., ATAC Sponsor LLC, and certain shareholders.

10.2	Stockholder Support Agreement, dated February 26, 2023, by and among Aurora Technology Acquisition Corp., DIH Holding US, Inc., Aurora Technology Acquisition Corp., and certain stockholders.

10.3	Form of Amended and Restated Registration Rights Agreement

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2023

Aurora Technology Acquisition Corp.

By:	/s/ Zachary Wang
Name:	Zachary Wang
Title:	Chief Executive Officer and Chairman